UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 20, 2020

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 200
Norfolk, Nebraska	68701
(Address of Principal Executive Offices)	(Zip Code)

(301)  861-3305

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01  Entry into a Material Definitive Agreement.

On July 20, 2020,  Condor Hospitality Trust, Inc. (the "Company"), through its indirect wholly-owned subsidiaries CDOR KCI Loft, LLC (“CKL”) and TRS KCI Loft, LLC (“TKL”), entered into a Fourth Amendment to Loan Agreement, effective as of June 30, 2020, among CKL and TKL, as borrowers, and Great Western Bank, as lender (the “Fourth Amendment”).  The Fourth Amendment amends the Loan Agreement dated as of December 14, 2016, as amended by the First Amendment to Loan Agreement dated as of March 8, 2019, Second Amendment to Loan Agreement dated as of March 30, 2020 and Third Amendment to Loan Agreement dated as of May 13, 2020  (collectively, the “Loan Agreement”).  The Loan Agreement is described in the Company’s Current Reports on Form 8-K dated December 14, 2016 and March 5, 2019, Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and is incorporated herein by reference.

The Fourth Amendment provides for the deferral of the monthly principal and interest payments due on July 1, 2020, August 1, 2020 and September 1, 2020 until the maturity date in December 2021.  The amendment was initiated due to the actual and anticipated impact of the COVID-19 virus on the hotel industry generally.

The foregoing summary of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.2	Fourth Amendment to Loan Agreement, effective as of June 30, 2020, among CDOR KCI Loft, LLC and TRS KCI Loft, LLC, as Borrowers, and Great Western Bank, as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: July 23, 2020	By:	/s/ Arinn Cavey
	Name:	Arinn Cavey
	Title:	Chief Financial Officer and Chief Accounting Officer